UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2014

Aradigm Corporation

(Exact Name of Registrant as Specified in its Charter)

California	001-36480	94-3133088
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3929 Point Eden Way, Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Listing

Aradigm Corporation (the “Company”) announced today that it is authorized to list its common stock on the NASDAQ Capital Market LLC (“NASDAQ”). Trading is expected to commence on June 11, 2014 under the ticker symbol “ARDM.” A copy of the press release announcing the listing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, regarding the Listing of Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Date: June 9, 2014	By:	/s/ Nancy Pecota
Name: Nancy Pecota
Title: Vice President, Finance and Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, regarding the Listing of Common Stock.